UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (date of earliest event reported): September 12, 2005
COUNTRYWIDE FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-8422 (Commission File Number)	13-2641992 (IRS Employer Identification No.)

4500 Park Granada, Calabasas, CA (Address of principal executive offices)	91302 (Zip Code)
Registrant’s telephone number, including area code: (818) 225-3000
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
     On September 12, 2005, Countrywide Financial Corporation (the “Company”) issued a press release announcing information regarding its operational statistics for the month ended August 31, 2005, a copy of which is attached as Exhibit 99.1. On September 12, 2005, the Company also made available an updated version of its thirteen-month statistical data report on its website, www.countrywide.com, a copy of which is attached as Exhibit 99.2.
     The information furnished pursuant to this Current Report on Form 8-K (including the exhibits hereto) shall not be considered “filed” under the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, unless the Company expressly states in such filing that such information is to be considered “filed” or incorporated by reference therein.
Item 9.01. Financial Statements and Exhibits
(c)	Exhibits
99.1	Press Release issued by Countrywide Financial Corporation (the “Company”) pertaining to its operational statistics for the month ended August 31, 2005.

99.2	Thirteen-month statistical data report made available by the Company on its website.
SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COUNTRYWIDE FINANCIAL CORPORATION
Dated: September 12, 2005	/s/ Laura Milleman
Laura Milleman Senior Managing Director and Chief Accounting Officer

EXHIBIT INDEX
Exhibit
No.
99.1	Press Release issued by Countrywide Financial Corporation (the “Company”) pertaining to its operational statistics for the month ended August 31, 2005.

99.2	Thirteen-month statistical data report made available by the Company on its website.